FOR IMMEDIATE ISSUE

STAGWELL INC. (NASDAQ: STGW) REPORTS RESULTS FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2022

FY22 Revenue rises to record $2.7B following sixth-consecutive quarter of double-digit growth; company doubles stock buyback program to $250M

•FY22 Pro Forma revenue growth of 21%; 16% in Q4
•FY22 Pro Forma organic net revenue growth of 14%; 8% in Q4
•Adjusted EBITDA of $451M in FY22, a 20.3% margin on net revenue
•Adjusted EBITDA of $123M in Q4, a 21.1% margin on net revenue
•FY22 Adjusted net income of $268M; $63M in Q4
•FY22 Adjusted EPS of $0.90; $0.22 in Q4
•FY22 Free Cash Flow of $270M; $268M in Q4
•FY22 Net New Business of $213M; $42M in Q4
•Reduced net debt by $47M versus prior year, ending with a net leverage ratio of 2.17x
•Issues 2023 Organic Net Revenue growth guidance of 7.5%-10% and 10%-14% ex-Advocacy
•Issues 2023 Adjusted EBITDA guidance of $450M-$490M and Free Cash Flow conversion of 50%-60%

New York, NY, March 2, 2023 (NASDAQ: STGW) – Stagwell Inc. (“Stagwell”) today announced financial results for the three months and year ended December 31, 2022.

FOURTH QUARTER AND FULL YEAR HIGHLIGHTS:

•Q4 revenue of $708 million, an increase of 16% versus the prior year period; FY22 revenue of $2,688 million, an increase of 83% versus the prior year period
•Q4 revenue growth of 16% versus the prior year period and 13% ex-Advocacy; Pro Forma FY22 revenue growth of 21% versus the prior year period and 17% ex-Advocacy
•Q4 net revenue of $583 million, an increase of 12% versus the prior period; FY22 net revenue of $2,222 million, an increase of 75% versus the prior year period
•Q4 net revenue growth of 12% versus the prior year period and 10% ex-Advocacy; Pro Forma FY22 net revenue growth of 15% versus the prior year period and 13% ex-Advocacy
•Q4 organic net revenue growth of 8% versus the prior year period and 6% ex-Advocacy; Pro Forma FY22 organic net revenue growth of 14% versus the prior year period and 12% ex-Advocacy
•Q4 Adjusted EBITDA of $123 million, an increase of 19% versus the prior year period; FY22 Adjusted EBITDA of $451 million, an increase of 78% versus the prior year period
•Q4 Adjusted EBITDA growth of 19% versus the prior period and 10% ex-Advocacy; Pro Forma FY22 Adjusted EBITDA growth of 19% versus the prior period and 12% ex-Advocacy

•Q4 Adjusted EBITDA Margin of 21.1% on net revenue; FY22 Adjusted EBITDA Margin of 20.3% on net revenue
•Q4 net loss of $28 million versus net income of $5 million in the prior year period; FY22 net income of $66 million versus $36 million in the prior year period
•Q4 net loss attributable to Stagwell Inc. common shareholders of $6 million versus net income of $1 million in the prior year period; FY22 net income attributable to Stagwell Inc. common shareholders of $27 million versus $21 million in the prior year period
•Q4 Adjusted net income of $63 million; FY22 Adjusted net income of $268 million
•Q4 Adjusted earnings per share for Stagwell Inc. common shareholders of $0.22; FY22 Adjusted earnings per share of $0.90
•Q4 net new business of $42 million; FY22 net new business of $213 million

“Stagwell closed out 2022 with industry-leading double-digit growth, strong margin expansion, record free cash flow, record earnings per share, and a net debt ratio significantly below our target. We promised to transform marketing, and we have built game-changing AI and AR-driven products as we continue to grow and transform both our business and the industry,” said Mark Penn, Chairman and CEO, Stagwell. “We look forward to another year of double-digit growth outside of our advocacy businesses in 2023, continuing our momentum.”
Frank Lanuto, Chief Financial Officer, commented: “The Company reported a record $708 million of revenue in the fourth quarter, a 16% increase over the prior year and Adjusted EBITDA of $123 million. Adjusted EBITDA margin as a percentage of net revenue rose to 21.1% for the quarter and 20.3% for the year as a result of careful cost management. Free cash flows rose to $270 million driving down the Company's net leverage ratio to 2.17x.”

Financial Outlook
2023 financial guidance is as follows:
•Organic Net Revenue growth of 7.5% – 10%
•Organic Net Revenue growth ex-Advocacy of 10% – 14%
•Adjusted EBITDA of $450 million – $490 million
•Free Cash Flow Conversion of 50% – 60%
•Adjusted EPS of $0.90 – $1.05
•Guidance assumes no impact from foreign exchange, acquisitions or dispositions.

* The Company has excluded a quantitative reconciliation with respect to the Company’s 2023 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information.

Stock Repurchase Program
On March 1, 2023, the Board authorized an extension and a $125,000,000 increase in the size of our previously approved stock repurchase program (the “Repurchase Program”). Under the Repurchase Program, as amended, we may repurchase up to an aggregate of $250,000,000 of shares of our outstanding Class A Common Stock, with any previous purchases under the Repurchase Program continuing to count against that limit. The Repurchase Program will expire on March 1, 2026.

Conference Call
Management will host a video webcast and conference call on Thursday, March 2, 2023, at 8:30 a.m. (ET) to discuss results for Stagwell Inc. for the three months and year ended December 31, 2022. The video webcast will be accessible at https://stgw.io/Q4andFYEarnings. An investor presentation has been posted on our website at www.stagwellglobal.com and may be referred to during the conference call.

A recording of the conference call will be accessible one hour after the call and available for ninety days at www.stagwellglobal.com.

Stagwell Inc.
Stagwell is the challenger network built to transform marketing. We deliver scaled creative performance for the world's most ambitious brands, connecting culture-moving creativity with leading-edge technology to harmonize the art and science of marketing. Led by entrepreneurs, our 13,000+ specialists in 34+ countries are unified under a single purpose: to drive effectiveness and improve business results for their clients. Join us at www.stagwellglobal.com.

Contacts
For Investors:
Jason Reid
Ir@stagwellglobal.com

For Press:
Beth Sidhu
Pr@stagwellglobal.com

Basis of Presentation
The acquisition of MDC Partners (MDC) by Stagwell Marketing Group (SMG) was completed on August 2, 2021. The results of MDC are included within the Statements of Operations for the period beginning on the date of the acquisition through the end of the respective period presented and the results of SMG are included for the entirety of all periods presented.

Non-GAAP Financial Measures
In addition to its reported results, Stagwell Inc. has included in this earnings release certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:
Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K.

(1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non-GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year.
(2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.
(3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items.
(4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding (if dilutive). Other items includes restructuring costs, acquisition-related expenses, and non-recurring items, and subject to the anti-dilution rules.
(5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments.
(6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results.
Included in this earnings release are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance and future prospects, business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “create,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “guidance,” “intend,” “look,” “may,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section.

Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:
•risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients;
•inflation and actions taken by central banks to counter inflation;
•the Company’s ability to attract new clients and retain existing clients;
•the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements;
•financial failure of the Company’s clients;
•the Company’s ability to retain and attract key employees;
•the Company’s ability to compete in the markets in which it operates;
•the Company’s ability to achieve its cost saving initiatives;
•the Company’s implementation of strategic initiatives;
•the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration;
•the Company’s ability to manage its growth effectively, including the successful completion and integration of acquisitions that complement and expand the Company’s business capabilities;
•the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products;
•an inability to realize expected benefits of the combination of the Company’s business with the business of MDC; (the “Business Combination” and, together with the related transactions, the “Transactions”);
•adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs;
•the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions;
•the Company’s unremediated material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting;
•the Company’s ability to protect client data from security incidents or cyberattacks;
•economic disruptions resulting from war and other geopolitical tensions, terrorist activities and natural disasters;
•stock price volatility; and
•foreign currency fluctuations.

Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2021 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2022, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

SCHEDULE 1
STAGWELL INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue	$708,185	$611,927	$2,687,792	$1,469,363
Operating Expenses
Cost of services	419,811	348,000	1,673,576	906,856
Office and general expenses	172,415	197,318	601,536	424,038
Depreciation and amortization	35,631	31,381	131,273	77,503
Impairment and other losses	94,145	1,314	122,179	16,240
	722,002	578,013	2,528,564	1,424,637
Operating Income (Loss)	(13,817)	33,914	159,228	44,726
Other income (expenses):
Interest expense, net	(19,510)	(16,697)	(76,062)	(31,894)
Foreign exchange, net	1,557	(1,377)	(2,606)	(3,332)
Other, net	(7,241)	3,252	(7,059)	50,058
	(25,194)	(14,822)	(85,727)	14,832
Income (loss) before income taxes and equity in earnings of non-consolidated affiliates	(39,011)	19,092	73,501	59,558
Income tax expense (benefit)	(12,570)	14,193	7,580	23,398
Income (loss) before equity in earnings of non-consolidated affiliates	(26,441)	4,899	65,921	36,160
Equity in loss of non-consolidated affiliates	(1,132)	(165)	(79)	(240)
Net income (loss)	(27,573)	4,734	65,842	35,920
Net (income) loss attributable to noncontrolling and redeemable noncontrolling interests	21,095	(3,897)	(38,573)	(14,884)
Net income (loss) attributable to Stagwell Inc. common shareholders	$(6,478)	$837	$27,269	$21,036
Income (loss) Per Common Share:
Basic
Net income (loss) attributable to Stagwell Inc. common shareholders	$(0.05)	$0.01	$0.22	$(0.04)
Diluted
Net income (loss) attributable to Stagwell Inc. common shareholders	$(0.05)	$0.01	$0.17	$(0.04)
Weighted Average Number of Common Shares Outstanding:
Basic	122,927	99,615	124,262	90,426
Diluted	122,927	104,066	296,596	90,426

SCHEDULE 2
STAGWELL INC.
UNAUDITED PRO FORMA COMPONENTS OF NET REVENUE CHANGE
(amounts in thousands)

		Net Revenue - Components of Change					Change
	Three Months Ended December 31, 2021	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Three Months Ended December 31, 2022	Organic	Total

Integrated Agencies Network	$299,300	$(2,201)	$2,175	$14,376	$14,350	$313,650	4.8%	4.8%
Brand Performance Network	156,644	(4,006)	13,462	13,954	23,410	180,054	8.9%	14.9%
Communications Network	60,778	(272)	931	17,567	18,226	79,004	28.9%	30.0%
All Other	2,969	(673)	10,369	(1,927)	7,769	10,738	(64.9)%	261.7%
	$519,691	$(7,152)	$26,937	$43,970	$63,755	$583,446	8.5%	12.3%

		Net Revenue - Components of Change					Change
	Year Ended December 31, 2021	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Year Ended December 31, 2022	Organic	Total

Integrated Agencies Network	$1,142,636	$(8,327)	$2,838	$110,221	$104,732	$1,247,368	9.6%	9.2%
Brand Performance Network	543,376	(12,305)	38,434	98,377	124,506	667,882	18.1%	22.9%
Communications Network	214,829	(970)	2,682	70,400	72,112	286,941	32.8%	33.6%
All Other	25,973	(835)	(4,633)	(543)	(6,011)	19,962	(2.1)%	(23.1)%
	$1,926,814	$(22,437)	$39,321	$278,455	$295,339	$2,222,153	14.5%	15.3%

Note: Due to changes in the Company’s internal management and reporting structure in the second quarter of 2022, reportable segment results for periods presented prior to the second quarter of 2022 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

SCHEDULE 3
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended December 31, 2022

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$313,650	$180,054	$79,004	$10,738	$—	$583,446
Billable costs	70,391	13,608	40,741	(1)	—	124,739
Revenue	384,041	193,662	119,745	10,737	—	708,185

Billable costs	70,391	13,608	40,741	(1)	—	124,739
Staff costs	188,025	111,749	43,275	6,061	1,555	350,665
Administrative costs	29,396	29,013	8,521	1,677	6,542	75,149
Unbillable and other costs, net	18,506	12,716	154	2,961	—	34,337
Adjusted EBITDA (1)	77,723	26,576	27,054	39	(8,097)	123,295

Stock-based compensation	(1,270)	(3,322)	720	26	3,588	(258)
Depreciation and amortization	19,403	8,630	3,113	2,777	1,708	35,631
Deferred acquisition consideration	3,460	(5,613)	3,168	—	—	1,015
Impairment and other losses	49,841	42,727	—	1,577	—	94,145
Other items, net (1)	1,772	4,453	326	—	28	6,579
Operating income (loss)	$4,517	$(20,299)	$19,727	$(4,341)	$(13,421)	$(13,817)

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma Adjusted EBITDA.

Note: Due to changes in the Company’s internal management and reporting structure in the second quarter of 2022, reportable segment results for periods presented prior to the second quarter of 2022 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

SCHEDULE 4
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Year Ended December 31, 2022

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$1,247,368	$667,882	$286,941	$19,962	$—	$2,222,153
Billable costs	232,434	89,326	143,879	—	—	465,639
Revenue	1,479,802	757,208	430,820	19,962	—	2,687,792

Billable costs	232,434	89,326	143,879	—	—	465,639
Staff costs	771,324	412,982	169,109	14,011	25,109	1,392,535
Administrative costs	112,285	90,853	31,721	3,894	18,002	256,755
Unbillable and other costs, net	70,116	48,212	427	2,990	—	121,745
Adjusted EBITDA (1)	293,643	115,835	85,684	(933)	(43,111)	451,118

Stock-based compensation	13,774	5,830	1,797	41	11,710	33,152
Depreciation and amortization	74,609	33,674	10,831	5,234	6,925	131,273
Deferred acquisition consideration	9,157	1,736	(24,298)	—	—	(13,405)
Impairment and other losses	52,360	50,778	—	19,041	—	122,179
Other items, net (1)	4,473	8,129	755	22	5,312	18,691
Operating income (loss)	$139,270	$15,688	$96,599	$(25,271)	$(67,058)	$159,228

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma Adjusted EBITDA.

Note: Due to changes in the Company’s internal management and reporting structure in the second quarter of 2022, reportable segment results for periods presented prior to the second quarter of 2022 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

SCHEDULE 5
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended December 31, 2021

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$299,301	$156,644	$60,778	$2,969	$—	$519,692
Billable costs	51,096	10,879	30,260	—	—	92,235
Revenue	350,397	167,523	91,038	2,969	—	611,927

Billable costs	51,096	10,879	30,260	—	—	92,235
Staff costs	191,971	90,689	36,877	1,634	9,466	330,637
Administrative costs	28,047	21,648	6,583	563	3,503	60,344
Unbillable and other costs, net	15,953	8,850	93	260	(19)	25,137
Adjusted EBITDA (1)	63,330	35,457	17,225	512	(12,950)	103,574

Stock-based compensation	14,760	2,631	543	24	3,610	21,568
Depreciation and amortization	18,859	7,961	2,465	486	1,610	31,381
Deferred acquisition consideration	9,001	184	80	—	—	9,265
Impairment and other losses	1,314	—	—	—	—	1,314
Other items, net (1)	801	3,205	152	—	1,974	6,132
Operating income (loss)	$18,595	$21,476	$13,985	$2	$(20,144)	$33,914

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma Adjusted EBITDA.

Note: Due to changes in the Company’s internal management and reporting structure in the second quarter of 2022, reportable segment results for periods presented prior to the second quarter of 2022 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

SCHEDULE 6
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Year Ended December 31, 2021

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$1,142,636	$543,376	$214,829	$25,973	$—	$1,926,814
Billable costs	165,817	41,841	89,871	—	—	297,529
Revenue	1,308,453	585,217	304,700	25,973	—	2,224,343

Billable costs	165,817	41,841	89,871	—	—	297,529
Staff costs	702,353	344,658	138,200	17,023	35,487	1,237,721
Administrative costs	105,140	78,969	22,474	9,783	5,511	221,877
Unbillable and other costs, net	56,184	31,961	241	793	5	89,184
Adjusted EBITDA (1)	278,959	87,788	53,914	(1,626)	(41,003)	378,032

Stock-based compensation	50,907	5,370	16,231	39	7,978	80,525
Depreciation and amortization	48,125	30,922	8,052	2,499	6,537	96,135
Deferred acquisition consideration	35,840	286	28	—	—	36,154
Impairment and other losses	2,269	14,846	—	—	—	17,115
Other items, net (1)	6,230	7,427	230	—	31,985	45,872
Operating income (loss)	$135,588	$28,937	$29,373	$(4,164)	$(87,503)	$102,231

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma Adjusted EBITDA.

Note: Due to changes in the Company’s internal management and reporting structure in the second quarter of 2022, reportable segment results for periods presented prior to the second quarter of 2022 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

SCHEDULE 7
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Three Months Ended December 31, 2022

	Reported (GAAP)	Adjustments	Reported (Non-GAAP)
Net income (loss) attributable to Stagwell Inc. common shareholders	$(6,478)	$42,485	$36,007
Net income attributable to Class C shareholders	—	27,300	27,300
Net income (loss) - Diluted EPS	$(6,478)	$69,785	$63,307

Weighted average number of common shares outstanding	122,927	5,666	128,593
Weighted average number of common Class C shares outstanding	—	164,376	164,376
Weighted average number of shares outstanding	122,927	170,042	292,969
Diluted EPS and Adjusted Diluted EPS	$(0.05)		$0.22

Adjustments to Net Income (loss)
	Pre-Tax	Tax	Net
Amortization	$28,886	$(5,777)	$23,109
Impairment and other losses	94,145	(114)	94,031
Stock-based compensation	(258)	52	(206)
Deferred acquisition consideration	1,015	(203)	812
Other items, net (1)	6,579	(1,316)	5,263
Tax adjustments	7,482	(34,131)	(26,649)
Total add-backs	$137,849	$(41,489)	$96,360
Net loss attributable to Class C shareholders			(26,575)
			$69,785

Allocation of adjustments to net income
Net income attributable to Stagwell Inc. common shareholders - add-backs			$42,485

Net income attributable to Class C shareholders - add-backs			53,875
Net loss attributable to Class C shareholders			(26,575)
			27,300
			$69,785

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma Adjusted EBITDA.

SCHEDULE 8
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Year Ended December 31, 2022

	Reported (GAAP)	Adjustments	Reported (Non-GAAP)
Net income attributable to Stagwell Inc. common shareholders	$27,269	$95,147	$122,416
Net income attributable to Class C shareholders	24,452	120,655	145,107
Net income - Diluted EPS	51,721	215,802	267,523

Weighted average number of common shares outstanding	130,625	—	130,625
Weighted average number of common Class C shares outstanding	165,971	—	165,971
Weighted average number of shares outstanding	296,596	—	296,596
Diluted EPS and Adjusted Diluted EPS	$0.17		$0.90

Adjustments to Net Income
	Pre-Tax	Tax	Net
Amortization	$104,763	$(20,953)	$83,810
Impairment and other losses	122,179	(1,093)	121,086
Stock-based compensation	33,152	(6,630)	26,522
Deferred acquisition consideration	(13,405)	2,681	(10,724)
Other items, net (1)	18,691	(3,738)	14,953
Tax adjustments	7,482	(27,327)	(19,845)
Total add-backs	$272,862	$(57,060)	$215,802

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma Adjusted EBITDA.

SCHEDULE 9
STAGWELL INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	December 31, 2022	December 31, 2021

ASSETS
Current Assets
Cash and cash equivalents	$220,589	$184,009
Accounts receivable, net	645,846	696,937
Expenditures billable to clients	93,077	63,065
Other current assets	71,443	61,830
Total Current Assets	1,030,955	1,005,841
Fixed assets, net	98,878	97,516
Right-of-use assets - operating leases	273,567	311,654
Goodwill	1,566,956	1,652,723
Other intangible assets, net	907,529	958,782
Other assets	115,447	29,064
Total Assets	$3,993,332	$4,055,580
LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$357,253	$271,769
Accrued media	240,506	237,794
Accruals and other liabilities	248,477	272,533
Advance billings	337,034	361,885
Current portion of lease liabilities - operating leases	76,349	72,255
Current portion of deferred acquisition consideration	90,183	77,946
Total Current Liabilities	1,349,802	1,294,182
Long-term debt	1,184,707	1,191,601
Long-term portion of deferred acquisition consideration	71,140	144,423
Long-term lease liabilities - operating leases	294,049	342,730
Deferred tax liabilities, net	40,109	103,093
Other liabilities	69,780	57,147
Total Liabilities	3,009,587	3,133,176
Redeemable Noncontrolling Interests	39,111	43,364
Commitments, Contingencies and Guarantees
Shareholders' Equity
Common shares - Class A & B	132	118
Common shares - Class C	2	2
Paid-in capital	491,899	382,893
Retained earnings	29,445	(6,982)
Accumulated other comprehensive loss	(38,941)	(5,278)
Stagwell Inc. Shareholders' Equity	482,537	370,753
Noncontrolling interests	462,097	508,287
Total Shareholders' Equity	944,634	879,040
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' Equity	$3,993,332	$4,055,580

SCHEDULE 10
STAGWELL INC.
UNAUDITED SUMMARY CASH FLOW DATA
(amounts in thousands)

	Year Ended December 31,
	2022	2021
Cash flows from operating activities:
Net income	$65,842	$35,920
Adjustments to reconcile net income to cash provided by operating activities:
Stock-based compensation	33,152	75,032
Depreciation and amortization	131,273	77,503
Impairment and other losses	122,179	16,240
Provision for bad debt expense	7,755	2,031
Deferred income taxes	(18,319)	(3,818)
Adjustment to deferred acquisition consideration	(13,405)	18,721
Gain on sale of asset	—	(43,440)
Other, net	(5,692)	(1,463)
Changes in working capital:
Accounts receivable	37,780	(30,784)
Expenditures billable to clients	(32,366)	(35,371)
Other assets	2,411	3,997
Accounts payable	98,871	(46,356)
Accrued expenses and other liabilities	(42,808)	61,974
Advance billings	(27,062)	76,021
Deferred acquisition related payments	(10,793)	(5,351)
Net cash provided by operating activities	348,818	200,856
Cash flows from investing activities:
Capital expenditures	(22,663)	(8,797)
Current period acquisitions, net of cash acquired	(75,466)	150,346
Proceeds from sale of business, net	—	37,232
Capitalized software and other	(19,378)	(14,829)
Net cash (used in) provided by investing activities	(117,507)	163,952
Cash flows from financing activities:
Repayment of borrowings under revolving credit facility	(1,266,000)	(719,088)
Proceeds from borrowings under revolving credit facility	1,255,500	516,669
Shares acquired and cancelled	(18,729)	(841)
Distributions to noncontrolling interests and other	(39,197)	—
Payment of deferred consideration	(63,170)	—
Purchase of noncontrolling interest	(3,600)	(37,500)
Proceeds from issuance of the 5.625% Notes	—	1,100,000
Debt issuance costs	—	(15,053)
Distributions	—	(233,203)
Repurchase of 7.50% Senior Notes	—	(884,398)
Repurchase of Common Stock	(51,540)	—
Net cash used in financing activities	(186,736)	(273,414)
Effect of exchange rate changes on cash and cash equivalents	(7,995)	158
Net increase in cash and cash equivalents	36,580	91,552
Cash and cash equivalents at beginning of period	184,009	92,457
Cash and cash equivalents at end of period	$220,589	$184,009